SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[x]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                         AERO SYSTEMS ENGINEERING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Items 22 (a)(2) of Schedule A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                         AERO SYSTEMS ENGINEERING, INC.
                             A MINNESOTA CORPORATION
                            358 EAST FILLMORE AVENUE
                            ST. PAUL, MINNESOTA 55107

                     ---------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           JUNE 2, 1999, AT 2:00 P.M.

                     ---------------------------------------

TO AERO SYSTEMS ENGINEERING, INC. SHAREHOLDERS:

The annual meeting of the shareholders of Aero Systems Engineering, Inc. (the "Company") will be held on June 2, 1999 at 2:00 p.m., C.D.T., at the Company's headquarters at 358 East Fillmore Avenue, St. Paul, Minnesota 55107, for the following purposes:

     1. To consider and act upon the Board of Directors' recommendation to fix the number of directors of the Company at five.

     2.   To elect a Board of Directors.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The stock transfer books of the Company will not be closed. In lieu thereof, and in accordance with the Bylaws, the Board of Directors has set the close of business on May 3, 1999 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting or any adjournments thereof.

Your attention is respectfully directed to the attached Proxy Statement and the Proxy. IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN THE ATTACHED PROXY AND DATE, SIGN AND MAIL IT AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE.

                                        By order of the Board of Directors

                                        /s/ Steven R. Hedberg
                                        -------------------------------
                                        Steven R. Hedberg
                                        Secretary

                         AERO SYSTEMS ENGINEERING, INC.
                             A MINNESOTA CORPORATION
                            358 EAST FILLMORE AVENUE
                            ST. PAUL, MINNESOTA 55107
                                  651-227-7515

                      ------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 2, 1999

                      ------------------------------------

                                     GENERAL

This Proxy Statement is submitted in support of the solicitation of the attached proxy by the Board of Directors of Aero Systems Engineering, Inc., a Minnesota corporation ("Company"), for the Annual Meeting of the shareholders of the Company to be held on June 2, 1999 at 2:00 o'clock p.m. at the Company's headquarters, 358 East Fillmore Avenue, St. Paul, Minnesota 55107, and at any adjournments thereof (the "Annual Meeting"). The cost of solicitation will be borne by the Company. This Proxy Statement and the accompanying Proxy and Notice of Annual Meeting of Shareholders is intended by the Company to be mailed to its shareholders on or about May 5, 1999. The Company may reimburse brokerage firms, banks, and other custodians, nominees, and fiduciaries for expenses reasonably incurred in forwarding solicitation materials to beneficial owners of shares. All shares and per share amounts herein reflect a 15% dividend of the Company's $0.20 per share par value common stock ("Common Stock") that was effective on March 31, 1999 for all shareholders of record on March 10, 1999.

The Annual Meeting is being held for the purposes of fixing the number of and electing the Company's Board of Directors and to transact such other business as may properly come before the Annual Meeting.

The annual report of the Company for the year ended December 31, 1998, including financial statements, is being mailed to shareholders simultaneously herewith, but the annual report is not to be considered part of the proxy soliciting materials.

Only holders of shares of the Company's Common Stock recorded at the close of business on May 3, 1999, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. The securities of the Company outstanding as of May 3, 1999, and which are entitled to vote at the Annual Meeting, consist of 4,401,625 shares of Common Stock, each share being entitled to one vote. Shareholders do not have the right to cumulate votes for the election of directors.

The enclosed Board of Directors' proxy, when properly signed and returned to the Company, will be voted at the Annual Meeting as directed therein. Proxies in which no direction is given with respect to the various matters of business to be transacted at the Annual Meeting will be voted to set the number of the Board of Directors at five, in favor of the nominees for directors proposed by the Board of Directors, and, as to any other matters that may properly come before the Annual Meeting, in the best judgment of the proxy holders named in the enclosed proxy.

The enclosed proxy may be revoked at any time prior to its exercise before or at the Annual Meeting by the execution and exercise of a proxy bearing a later date and notification in writing given to the Secretary of the Company prior to the Annual Meeting. The authority of the proxy holders named in the enclosed proxy will be suspended if the shareholder executing the proxy is present at the meeting and elects to vote in person.

The Company may have one or more of its officers or employees communicate by telephone, telegraph, or mail with some of the shareholders who may have omitted to return proxies.

A quorum, consisting of a majority of the shares of Common Stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. In general, the shareholders of the Company may take action by the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares present and entitled to vote on a particular item of business or (ii) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote, but they will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker or other entity holding shares in "street name" which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the Annual Meeting for purposes of determining a quorum, but they will not be considered to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matter.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of March 31, 1999 by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, by each director and by each nominee director, by each executive officer named in the Summary Compensation Table, and by all executive officers and directors as a group. If the name of a director or nominee director is not shown, he beneficially owns no Common Stock. Except as may be disclosed in the footnotes to the following table, none of the shareholders listed below beneficially owns common stock of the Company's parent(s) or subsidiaries other than through their ownership of the Company's Common Stock.

Name and Address               Amount and Nature of
of Beneficial Owner            Beneficial Ownership (1)    Percent of Class (2)
-------------------            ------------------------    --------------------

Celsius Inc.                         3,522,073                      80.0%
1800 Diagonal Road
Suite 230
Alexandria, VA 22314

A. L. Maxson                           106,950                       2.4%
5848 Long Brake Trail
Edina, MN 55438

Dr. Leon E. Ring                         2,300                       *
358 East Fillmore Avenue
Saint Paul, MN 55107

Robert A. Davis                          5,347                       *
10 Airways Blvd.
Nashville, TN 37217

All executive officers
and directors
as a group (10 persons)                136,619                       3.1%

-------------------------

*  Less than 1%.

(1) Each person or group has sole voting and investment power with respect to, and directly owns, all outstanding shares.

(2) The percentage calculation is based on 4,401,625 shares outstanding at March 31, 1999.

                       PROPOSAL TO FIX NUMBER OF DIRECTORS
                                    (Item 1)

The Bylaws of the Company provide that the number of Directors may be set by the shareholders (subject to the right of the Board of Directors to increase or decrease the number of Directors as otherwise permitted by law). At the most recent annual meeting of the Company's shareholders held on May 13, 1998, the shareholders fixed the number of the Company's Board of Directors at five and elected five directors.

IT IS THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS THAT THE NUMBER OF DIRECTORS BE SET AT FIVE.

Unless otherwise directed, the proxies solicited by the Board of Directors will be voted in favor of setting the number of the Board of Directors at five.

The affirmative vote of a majority of the shares of Common Stock of the Company represented at the Annual Meeting at which a quorum is present either in person or by proxy is required to fix the number of the Board of Directors at five. A quorum consists of a majority of the shares of Common Stock entitled to vote at the Annual Meeting.

                              ELECTION OF DIRECTORS
                                    (Item 2)

The Board of Directors manages the business of the Company. The Bylaws of the Company provide that the shareholders shall elect the Board of Directors. At the most recent annual meeting of the Company's shareholders held on May 13, 1998, the shareholders elected the following five directors: Christer Persson, Dr. Leon E. Ring, Robert A. Davis, Richard A. Hoel, and A. L. Maxson.

IT IS THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS THAT THE FIVE NOMINEES NAMED BELOW BE ELECTED AS DIRECTORS, TO SERVE AS DIRECTORS UNTIL THE NEXT ANNUAL MEETING OF THE SHAREHOLDERS AND UNTIL THEIR SUCCESSORS SHALL BE DULY ELECTED AND QUALIFIED AS DIRECTORS.

Unless otherwise directed, the proxies solicited by the Board of Directors will be voted in favor of electing the five nominees named below to the Board of Directors. However, in the event of the inability or unwillingness of one or more of these nominees to serve as a director at the time of the Annual Meeting on June 2, 1999 or any adjournments thereof, the shares represented by the proxies will be voted in favor of the remainder of such nominees and may also (at the discretion of the holders of said proxies) be voted for other nominees not named herein, in lieu of those unable or unwilling to serve. As of the date hereof, the Board of Directors knows of no nominee who is unwilling or unable to serve.

The affirmative vote of a majority of the shares of Common Stock of the Company represented at the Annual Meeting at which a quorum is present either in person or by proxy is required to elect each director. A quorum consists of a majority of the shares of Common Stock entitled to vote at the Annual Meeting.

INFORMATION ABOUT NOMINEES FOR ELECTION AS DIRECTORS

All of the nominees of the Board of Directors are presently serving as directors of the Company. The names and ages of all five nominees are as follows:

             Names of Nominees        Ages         Director Since
             -----------------        ----         --------------

             Christer Persson         49           September 1993
             Dr. Leon E. Ring         66           November 1996
             Robert A. Davis          55           April 1991
             A. L. Maxson             63           May 1986
             Richard A. Hoel          51           February 1998

Christer Persson has been the President and Chief Executive Officer of Celsius Inc., a wholly-owned subsidiary of Celsius AB, a Swedish holding company, since July 1993. From January 1991 until June 1993, he was the President and owner of CHP Management and Business Consult AB, a management consultant company specializing in strategic development and corporate restructuring.

Dr. Leon E. Ring has been the President and Chief Executive Officer of the Company since September 23, 1996. He was appointed to the Company's Board of Directors in November 1996. Prior to joining the Company, Dr. Ring was employed under a Boeing contract from April 1995 to September 1996 and served as the Deputy Project Director -- Technical with senior technical responsibility for the National Wind Tunnel Complex. From July 1993 to April 1995, Dr. Ring was Senior Vice President for the FluiDyne Facilities Group at the Company. From June 1991 to July 1993, Dr. Ring was the President of FluiDyne Engineering Corporation ("FluiDyne"); effective July 30, 1993, the Company purchased substantially all of the assets of FluiDyne relating to FluiDyne's business of designing, constructing and supplying various types of test facilities, such as wind tunnels.

Robert A. Davis has been President and Chief Executive Officer of Celsius Aerotech, Inc., a wholly-owned subsidiary of Celsius Inc., since January 4, 1994 and a Director of the Company since April 1, 1991. From April 1, 1991 until January 4, 1994, he was the President and Chief Executive Officer of the Company. Prior to joining the Company, Mr. Davis was employed for 21 years with General Electric Co.

A. L. Maxson has been a financial consultant since August 1997. From January 1, 1994 to July 1997, he was the Executive Vice President -- Finance and Chief Financial Officer and Director of Great Lakes Aviation, Ltd. Mr. Maxson was a financial consultant from March 1991 until December 1993. From August 1986 until March 1991, he was Vice President, Financial Planning, for Northwest Airlines, Inc.

Richard A. Hoel was appointed as a Director of the Company on February 18, 1998. He was a founder and has been a senior shareholder/partner of Winthrop & Weinstine, P.A., the Company's law firm, since February 1979.

No nominee for the Board of Directors is a director of another company (that is, other than the Company) with a class of securities registered pursuant to
Section 12 of the Securities Exchange

Act of 1934 or subject to Section 15(d) of that Act. None of the director nominees is a director of a company registered as an investment company under the Investment Company Act of 1940.

INFORMATION REGARDING EXECUTIVE OFFICERS

Donald N. Kamis, who is 56 years old, has been a Vice President of the Company since September 1992. Prior to September 1992, Mr. Kamis was the Vice President of Engineering for FluiDyne and held that position for more than five years.

Grant A. Radinzel, who is 43 years old, has been a Vice President of the Company since June 1995. From 1985 until June 1995, Mr. Radinzel held engineering management and project management positions with the Company.

Michael S. Browne, who is 37 years old, has been a Vice President of the Company since March 1998. From March 1997 until March 1998, Mr. Browne was the Secretary and Treasurer of the Company, and, in addition to these duties, he was the Director of Test Cell Programs since September 1996. Prior to September 1996, Mr. Browne served as Senior Project Manager for the Company and held that position for more than five years.

Richard L. Thomalla, who is 48 years old, has been a Vice President of the Company since March 1998. From September 1996 until March 1998, Mr. Thomalla served the Company as Director of Business Development for Test Cells. Prior to September 1996, Mr. Thomalla served the Company for over 21 years in various positions, including mechanical engineering, engineering management, sales and marketing, and project management.

Steven R. Hedberg, who is 46 years old, has been the Secretary and Treasurer of the Company since March 1998. In addition to these duties, Mr. Hedberg has been the Company's Chief Financial Officer since March 1998. Prior to joining the Company on January 19, 1998, Mr. Hedberg was employed for more than 20 years with Control Data Systems, Inc.

INFORMATION CONCERNING BOARD OF DIRECTORS

During the fiscal year ended December 31, 1998, the Board of Directors held four formal meetings and adopted one action in lieu of meeting. All of the nominees who were Directors of the Company attended all of the meetings held in 1998 while they were directors of the Company. Board members also met informally during the year to discuss various aspects of the business affairs of the Company.

The Board appointed an Audit Committee in 1991 consisting of A. L. Maxson and has annually reconfirmed the appointment of Mr. Maxson to this Committee. On February 18, 1998, Richard A. Hoel also was appointed to the Audit Committee. The Board reconfirmed the appointments of Messrs. Maxson and Hoel to the Committee on March 17, 1999. The duties of the Audit Committee are to establish and maintain direct contact with the Company's independent auditors to review the adequacy of the Company's accounting and financial reporting procedures, the adequacy and effectiveness of the Company's system of internal accounting controls, the scope and results of the annual audit, and any other matters relative to the audit of the Company's accounting and financial affairs that the Audit Committee or the independent auditors deem necessary or appropriate.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company for services rendered in all capacities during each of the years ended December 31, 1998, 1997 and 1996, and for the only other executive officer of the Company (the "Named Executive Officers") whose total salary and bonus for the fiscal year ended December 31, 1998 exceeded $100,000 for services in all capacities to the Company. No other executive officer in 1998 earned an annual salary and bonus totaling in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION
                                 -------------------------------------------------
                                                                      OTHER ANNUAL      ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR      SALARY          BONUS      COMPENSATION     COMPENSATION
---------------------------      ----      ------          -----      ------------     ------------
Dr. Leon E. Ring                 1998     $159,000       $ 15,000       $      0        $5,747(2)
                                 ----
      Director, President and    1997     $151,500       $      0       $  6,000        $5,564(2)
                                 ----
      Chief Executive Officer    1996     $ 37,500(1)    $      0       $      0        $1,265(2)
                                 ----

Donald N. Kamis                  1998     $103,541       $  9,280       $      0        $3,744(3)
                                 ----
      Vice President,            1997     $ 99,841       $      0       $      0        $5,267(3)
                                 ----
      Wind Tunnel Programs       1996     $ 96,451       $  3,000       $      0        $3,429(3)
                                 ----

----------------------------
(1) Dr. Leon E. Ring replaced Roland P. Dilda as President and Chief Executive Officer effective September 23, 1996.

(2) Consists of $977, $840 and $140 of group life insurance premiums paid by the Company for Dr. Ring in 1998, 1997 and 1996, respectively, and $4,770, $4,724 and $1,125 of contributions made in 1998, 1997 and 1996, respectively, by the Company on behalf of Dr. Ring under the Company's 401(k) retirement/savings plan.

(3) Consists of $638, $551 and $532 of group life insurance premiums paid by the Company for Mr. Kamis in 1998, 1997 and 1996, respectively, and $3,106, $4,716 and $2,897 of contributions made in 1998, 1997 and 1996, respectively, by the Company on behalf of Mr. Kamis under the Company's 401(k) retirement/savings plan.


SUMMARY OF PLANS

GROUP LIFE INSURANCE

The Company provides group life insurance to all of its full-time employees. The amount of group life insurance on each full-time employee is equal to 150% of the employee's base salary, which excludes any bonus paid to an employee pursuant to any bonus plan adopted by the

Company. To the extent that such insurance coverage exceeds $50,000 for any employee, such employee recognizes the cost of such excess insurance as taxable income. The group life insurance premiums paid on behalf of the Named Executive Officers are included therein under the heading "All Other Compensation."

401(k) PROFIT SHARING PLAN

The Company's ASE Retirement/Savings Plan ("Retirement/Savings Plan") is a retirement/savings plan under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended ("Code"). Eligible employees may choose to reduce their salary or wages from the Company by not less than 1% nor more than 15% (subject to a maximum reduction of $9,500 per year) and have such amounts contributed to MetLife Defined Contribution Group ("MDCG") under the terms of the Retirement/Savings Plan; these amounts are not taxed to the employee at the time of contribution to the Retirement/Savings Plan. In addition, eligible employees may elect to reduce their salary or wages from the Company by not less than 1% nor more than 10% and have such amounts contributed to MDCG under the terms of the Retirement/Savings Plan; these amounts are taxed to the employee at the time of contribution to the Retirement/Savings Plan. As of January 1, 1995, contributions up to 6% of the employee's compensation are matched at a rate of 50% by the Company ("Matching Contributions"). In addition, the Company may, but is not obligated to, make additional contributions to the Retirement/Savings Plan. Both the Matching Contributions and the additional discretionary contributions are limited to the Company's accumulated net profits (prior to any deduction of contributions to the Retirement/Savings Plan and any federal, state or local income taxes). The maximum annual allocation to an employee's account (including earnings, losses and forfeitures) is the lesser of (i) 25% of their salary or wages, or (ii) $30,000. All contributions under the Retirement/Savings Plan are invested (pursuant to several investment choices) by the trustee for the Retirement/Savings Plan. The Company's trustee for the Retirement/Savings Plan was changed, effective September 30, 1996, from IDS Trust to Chase Manhattan Bank Trust. MDCG is agent to the Chase Manhattan Bank Trust.

Distributions of the vested portions of an employee's account balance will typically occur on the employee's retirement (age 65), death, or disability or after their tenth anniversary in the Retirement/Savings Plan. Distributions can be made in the form of a lump sum, annuity or installment method of payment, at the discretion of the employee. During the years ending December 31, 1998, 1997, and 1996, $690,276, $616,546 and $977,000, respectively, were distributed by the Retirement/Savings Plan. In 1998, 1997, and 1996 no distributions were made to any executive officer of the Company, including the Named Executive Officers. Benefit amounts credited during 1998, 1997 and 1996 pursuant to the Retirement/Savings Plan for the Named Executive Officers, the distribution or unconditional vesting of which are not subject to future events, are included in the Summary Compensation Table under the heading "All Other Compensation."

STOCK OPTION PLAN FOR DIRECTORS

The Company adopted a Stock Option Plan and Agreement effective September 9, 1987 ("Directors' Plan") under which the Chairman of the Company's Board of Directors is authorized to grant options to purchase shares of Common Stock only to members of the Board at an exercise price of $1.25 per share. The Chairman has sole authority, in his absolute discretion, to determine which of the members of the Board of Directors shall receive options under the Directors' Plan, the time when options shall be granted, and the number of shares to be optioned. However, the Chairman has no authority whatsoever in connection with the grant of options to the Chairman. The Company's President, or if the Chairman and the President are the same person, the Company's Secretary, has the sole authority, in his absolute discretion, with regard to all decisions relating to the grant of options under the Directors' Plan to the Chairman. The Directors' Plan provides that options to purchase up to 100,000 shares of Common Stock may be granted thereunder. This number may be increased upon recommendation by the Company's Board of Directors and approval by the Company's shareholders.

At December 31, 1998, no options to purchase shares of Common Stock were outstanding under the Directors' Plan, and in the fiscal year ending December 31, 1998, no options to purchase shares were granted under the Directors' Plan.

EMPLOYMENT AGREEMENT

The Company entered into an Employment Agreement with Dr. Leon E. Ring dated September 20, 1996, and amended on February 19, 1999, which provides for a term of two-years, eleven months and nineteen days. The Agreement also provides for an annual base salary of $150,000 for the year ended September 23, 1997, with a base salary adjustment upon completion of twelve months of employment. Dr. Ring's base salary was increased to $156,000 for the twelve-month period ended September 23, 1998 and September 23, 1999. The Agreement also provides for an annual incentive bonus based on certain performance criteria set forth in the Agreement; these criteria may be adjusted from time to time by the Board in its sole discretion but upon consultation with Dr. Ring. The maximum incentive bonus that may be paid with respect to any year cannot exceed 50% of the base salary paid during that year. Under the Agreement, Dr. Ring is entitled to participate in any retirement/savings plan, life insurance, health insurance, dental insurance, disability insurance or any other fringe benefit which the Company may from time to time make available to its salaried or executive employees; however, the Company agreed under the Agreement to provide Dr. Ring with term life insurance equal to two and one-half (2-1/2) times his annual base salary. Under the Agreement, if Dr. Ring's employment is terminated by the Board of Directors for reasons other than "cause" (as that term is defined in the Agreement), Dr. Ring is to receive a cash severance payment equal to three months' base salary in effect at the time of the termination and a pro-rated bonus.

COMPENSATION OF DIRECTORS

During 1998, Messrs. A. L. Maxson and Richard A. Hoel received an aggregate of $8,000 and $6,000, respectively, (plus reimbursement of out-of-pocket expenses in carrying out their responsibilities as a Director) for serving on the Board of Directors of the Company and for serving on the Board's Audit Committee. In 1998, the other members of the Board of Directors received no compensation for serving as Directors but received reimbursement of out-of-pocket expenses incurred in carrying out their responsibilities as Directors of the Company.

REPORT OF BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

During the year ended December 31, 1998, all of the members of the Board of Directors of the Company, with the exception of Dr. Leon E. Ring, were not executive officers or employees of the Company or its subsidiaries. All other members of the Board in 1998, except Messrs. A. L. Maxson and Richard A. Hoel, also served as directors or executive officers of companies the capital stock of which is owned directly or indirectly (that is, through its subsidiaries) by the Company's ultimate parent, Celsius AB. The Company's Board of Directors is responsible for ensuring that compensation for executives is consistent with the Company's compensation philosophy. The Board believes that the Company's executive compensation is reasonable given its financial performance and as compared to other similar companies in the industry.

The Board annually evaluates the performance and compensation of the Company's Chief Executive Officer ("CEO"). The Board's deliberations regarding annual salary and incentive bonus are made without the presence of the CEO. Annual base salary for the CEO is established on the basis of a number of factors, including general performance of the Company and competitive standards. Although the Board takes into account corporate performance generally in determining annual base salary, there is no specific formula relating corporate performance to annual salary.

The Company's policy with respect to the compensation of its executive officers, including its CEO, includes the following beliefs:

1. The Company believes that its compensation system should attract and retain experienced, highly qualified executive officers.

2. The Company believes in pay for performance based on specific written goals and objectives and that executive compensation should have a substantial component of incentive compensation based on performance.

3. The Company believes that its executive compensation level should be measured by comparison to similar companies as well as other factors, such as an individual's contributions and performance.

4. The Company believes that the overall compensation level of the Company's executive officers should take into account the overall performance of the Company as compared to similar companies.

DETERMINATION OF COMPENSATION OF CHIEF EXECUTIVE OFFICER

The CEO's total annual compensation consist of two elements -- annual base salary and annual incentive bonus. Dr. Ring's annual base salary for 1998 was determined in part by comparison to the annual salaries of chief executive officers of other companies of similar size and complexity of the Company. The annual incentive bonus component of Dr. Ring's 1998 compensation was determined by establishing certain levels of financial performance of the Company as compared to the pre-determined annual budget and certain other factors. The factors and performance thresholds for 1998 were determined in the first quarter of that year by agreement between Dr. Ring and Mr. Christer Persson, the Chairman of the Board. For the year ended December 31, 1998, 80% of Dr. Ring's total available incentive bonus was based on the Company reaching certain levels of net income in 1998 as compared to the annual budget. The remaining 20% of Dr. Ring's 1998 incentive bonus was determined in the Board's discretion after reviewing his overall performance. For 1998, Dr. Ring received an annual incentive bonus of $43,680 which was paid in March 1999.

The Board believes that its current compensation philosophy and approach has served the Company's shareholders fairly, and it plans to continue the same compensation philosophy and approach for the foreseeable future.

By the Board of Directors:

Christer Persson, Chairman
Robert A. Davis
Richard A. Hoel
A. L. Maxson
Dr. Leon E. Ring

PERFORMANCE GRAPH

The following graph and table show changes during the period since December 31, 1993 through December 31, 1998 in the value of $100 invested in: (1) the Company's Common Stock; (2) The Nasdaq Stock Market (U.S.); and (3) a group of 33 companies (including the Company) in the engineering services industry. The year-end values of each investment are based on share price appreciation plus any dividends paid in cash, with the dividends reinvested on the date they were paid. The calculations exclude trading commissions and taxes.

                       FIVE YEAR CUMULATIVE TOTAL RETURNS
                   Value of $100 invested on December 31, 1993

                              [PLOT POINTS CHART]

                        1993     1994     1995     1996     1997     1998
                        ----     ----     ----     ----     ----     ----
Nasdaq (U.S.)           $100     $105     $136     $169     $207     $292
Industry Group           100       70       88      104      126      118
Company                  100       53       73       60       87      125


CERTAIN TRANSACTIONS

Celsius Inc. has guaranteed certain bank lines of credit granted to the Company by Skandinaviska Enskilda Banken ("SEB"). In addition, during 1998, Celsius Inc. provided customer assistance and consulting services to the Company. As consideration for such guarantees, customer assistance and consulting services, the Company incurred and paid interest charges (or fees) to Celsius Inc. (a wholly-owned subsidiary of Celsius AB, a Swedish holding company) in the amount of $160,000 during the year ending December 31, 1998. During 1998, the bank lines of credit to the Company from SEB were in the amount of $6,000,000. To secure the guarantees by Celsius Inc. of such lines of credit and to secure any other present or future obligations of the Company to Celsius Inc., the Company has granted security interests to Celsius Inc. in substantially all of the Company's assets. The existence and continued availability of the bank lines of credit from SEB are dependent upon, among other things, the continued guarantees of Celsius Inc., and there can be no assurance that such guarantees will continue indefinitely.

On February 15, 1994, the Company borrowed $4,000,000 from Celsius Inc. to be repaid over a five-year term. The annual rate of interest for the loan was 6.7%. The proceeds from the loan were used to reduce the Company's short-term borrowings under its line of credit. This loan was paid in full on February 15, 1999.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based upon inquiries made by the Company of its executive officers and directors and of inquiries made of Celsius Inc., which is the only person known to the Company which owns more than ten percent of the Common Stock, the Company believes that during 1998 its officers and directors and Celsius Inc. met all applicable Section 16(a) filing requirements, with one exception. On March 26, 1996, the Board of Directors adopted a resolution appointing Grant A. Radinzel as a Vice President of the Company, which was retroactively effective to June 1995. A Form 3 reporting the appointment was filed on February 17, 1999. The Form 3 filing was late due to the Company's administrative oversight. Mr. Radinzel has not beneficially owned any Common Stock of the Company since his appointment to the position of Vice President.

                                 OTHER BUSINESS

All items of business intended by management to be brought before the Annual Meeting are set forth in this Proxy Statement, and management knows of no other business to be presented. If other matters of business not presently known to the Board of Directors shall be properly raised at the Annual Meeting, the person named as the proxies will vote on such matters in accordance with their best judgment.

                          FUTURE SHAREHOLDER PROPOSALS

Under the Securities Exchange Act of 1934 (the "Exchange Act"), the shareholders of the Company have certain rights to have shareholder proposals included within the Proxy Statement of the Company for the Company's annual shareholders meeting in 2000. If a shareholder intends to present a proposal at the Company's annual meeting to be held in 2000 and seeks to have the proposal included in the Company's Proxy Statement relating to that meeting, pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received by the Company no later than the close of business on January 5, 2000. If a shareholder wants to present a matter at the annual meeting to be held in 2000 that is outside of the processes of Rule 14a-8 and thus is not entitled to be included in the Company's Proxy Statement for that meeting, notice of the matter must be given to the Company by March 21, 2000. After that date, such proposal will be considered untimely and the Company's proxies will have discretionary voting authority with respect to such matter. Any proposals should be directed to the Secretary of the Company at the Company's executive offices. Due to the technical nature of the rights of shareholders and the Company in this area, a shareholder desiring to make a shareholder proposal should consider consulting his or her personal legal counsel with respect to such rights.

                                        By Order of the Board of Directors

                                        /s/ Steven R. Hedberg
                                        -----------------------------
                                        Steven R. Hedberg
Dated May 3, 1999                       Secretary

                         AERO SYSTEMS ENGINEERING, INC.
                             A MINNESOTA CORPORATION
                            358 EAST FILLMORE AVENUE
                            ST. PAUL, MINNESOTA 55107

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

A. L. Maxson and Gary Sommerland, and each of them, are hereby appointed Proxies, each with the power to appoint his substitute, to represent and to vote, as designated below, all shares of common stock of Aero Systems Engineering, Inc. held of record by the undersigned on May 3, 1999 at the Annual Meeting of Shareholders to be held June 2, 1999 on or any adjournment thereof.

1.   PROPOSAL TO FIX NUMBER OF DIRECTORS AT FIVE:

                   [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

2.   ELECTION OF DIRECTORS:

     [ ] FOR all nominees listed below except as marked to the contrary below.

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

         Christer Persson, A.L. Maxson, Dr. Leon E. Ring, Robert A. Davis, Richard A. Hoel

In the event of the inability or unwillingness of one or more of these nominees to serve as a director at the time of the Annual Meeting on June 2, 1999 or of any adjournments thereof, the shares represented by the proxies will be voted in favor of the remainder of such nominees and may also, at the discretion of the holders of said proxies, be voted for other nominees not named herein, in lieu of those unable or unwilling to serve. As of the date hereof, the Board of Directors knows of no nominee who is unwilling or unable to serve.

          (continued, and to be signed and dated, on the reverse side)

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting; management is not presently aware of any such matters to be presented for action at the Annual Meeting.

The undersigned hereby ratifies and confirms all that the proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies previously given to vote such shares.

This Proxy, when properly executed, shall be voted in the manner indicated by the undersigned stockholder, but if no direction is made, this Proxy will be voted in favor of fixing the number of Directors at five and for the directors named in the Proxy Statement.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, or in some other fiduciary capacity, please give full title as such.

DATED: ____________, 1999               If a corporation, please sign in full
                                        corporate name by president or other
                                        authorized officer(s). If a partnership, please sign in partnership name by authorized person(s).


                                        ________________________________________
                                        Signature


                                        ________________________________________
                                        Signature if held jointly


               (PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.)